UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Western Asset Premier Bond Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WESTERN ASSET PREMIER BOND FUND

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 22, 2013

To the Shareholders of
Western Asset Premier Bond Fund

The Annual Meeting of Shareholders of Western Asset Premier Bond Fund (the "Fund") will be held in the Board Room, Fifth Floor, 385 E. Colorado Boulevard, Pasadena, California, on Wednesday, May 22, 2013 at 8:30 a.m., Pacific time, to consider and act upon the following matters:

1. Election of six Trustees by holders of the Fund's common shares and preferred shares voting together as a single class;

2. Election of two Trustees by holders of the Fund's preferred shares voting separately as a class; and

3. Such other matters as may properly come before the meeting and any adjournment(s) or postponement(s) thereof.

The Board of Trustees has fixed the close of business on April 10, 2013 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof.

By Order of the Board of Trustees

Robert I. Frenkel,
Secretary

Pasadena, California
April 17, 2013

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

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WESTERN ASSET PREMIER BOND FUND

100 International Drive, Baltimore, Maryland 21202

PROXY STATEMENT

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 22, 2013:

The proxy statement is available at http://www.Kingproxy.com/leggmason

The accompanying proxy is solicited by the Board of Trustees of the Fund for use at the annual meeting of shareholders of the Fund to be held on May 22, 2013 at 8:30 a.m., Pacific time, in the Board Room, Fifth Floor, 385 E. Colorado Boulevard, Pasadena, California (the "Annual Meeting"), and at any adjournment(s) or postponement(s) thereof. At the Annual Meeting, shareholders of the Fund will be asked to consider the election of eight Trustees to the Board of Trustees of the Fund. This Proxy Statement and the form of proxy were first mailed to shareholders on or about April 22, 2013.

The Board of Trustees has fixed the close of business on April 10, 2013 as the record date ("Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof. As of the Record Date, the Fund had issued and outstanding 11,885,066 common shares of beneficial interest, no par value ("Common Shares"), and 2,880 preferred shares of beneficial interest, no par value ("Preferred Shares" and, together with the Common Shares, the "Shares"). The Common Shares and Preferred Shares are the only classes of shares currently authorized by the Fund.

Shareholders of the Fund as of the Record Date will be entitled to one vote for each Share held, and a fractional vote with respect to fractional Shares, on each matter to which they are entitled to vote, with no cumulative voting rights.

The Fund's Declaration of Trust, as amended, (the "Declaration of Trust") provides that the Board of Trustees will consist of such number of Trustees as may be fixed from time to time by a majority of the Trustees, which number is currently eight. Holders of the Common Shares ("Common Shareholders") and holders of the Preferred Shares ("Preferred Shareholders") will vote as a single class on the election of six of the Trustees (the "Common/Preferred Trustees"). Pursuant to the Fund's Bylaws and the Investment Company Act of 1940, as amended (the "1940 Act"), Preferred Shareholders, voting as a single class, have the right to elect two Trustees of the Fund (the "Preferred Trustees," and together with the Common/Preferred Trustees, the "Trustees"). The Board has designated Ronald L. Olson and Kenneth D. Fuller as nominees to be elected by the Preferred Shareholders. Mr. Olson is currently a Trustee of the Fund. Mr. Fuller is not currently a Trustee of the Fund. The Common Shareholders do not have the right to vote with respect to the election of Messrs. Olson and Fuller.

Thirty percent of the total Shares of the Fund entitled to vote at the Annual Meeting must be represented in person or by proxy to constitute a quorum for the election of the Common/Preferred Trustees. Thirty percent of the Preferred Shares entitled to vote at the Annual Meeting must be represented in person or by proxy to constitute a quorum for the election of the Preferred Trustees. Each shareholder has the right to revoke his or her proxy at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Fund a written revocation or a properly executed proxy bearing a later date or by voting in person at the Annual Meeting. Any shareholder may attend the Annual Meeting, whether or not he or she has previously given a proxy.

The solicitation of proxies for the Annual Meeting will be made primarily by mail. However, additional solicitation may take place in writing or by telephone or personal interview by officers of the Fund (or their designees), who will not receive compensation from the Fund for such services. In addition, you may receive a telephone call from our proxy solicitor, D.F. King & Co., Inc. ("D.F. King"), which has been retained to assist shareholders in the voting process. For these services, the Fund will pay D.F. King a fee that is not expected to exceed $5,000. However, the exact cost will depend on the amount and types of services rendered. The Fund will reimburse brokers and other nominees, in accordance with New York Stock Exchange approved reimbursement rates, for their expenses in forwarding solicitation material to the beneficial owners of shares of the Fund. All expenses incurred in connection with the solicitation of proxies, including the services of D.F. King, will be borne by the Fund.

Abstentions and "broker non-votes" (i.e., proxies signed and returned by brokers with respect to Shares held by brokers or nominees as to which one or more votes is not indicated because (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as Shares present for purposes of determining whether a quorum is present, but will not be counted as having been voted on the matter in question. Assuming that a quorum would otherwise be present, abstentions and broker non-votes will accordingly have no effect for the purpose of determining whether a Trustee has been elected.

Charles A. Ruys de Perez, Erin K. Morris, and Richard Wachterman, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Trustees to serve in such capacity or substituted by the persons selected by the Board of Trustees. Mr. Ruys de Perez is the General Counsel of Western Asset Management Company, the Fund's investment adviser (the "Investment Adviser"). Ms. Morris is the Treasurer of the Fund, and Mr. Wachterman is Assistant Secretary of the Fund. Each executed and returned proxy will be voted in accordance with the directions indicated thereon or, if no direction is indicated, such proxy will be voted for the election as Trustees of the Fund the Board of Trustees' nominees listed in this proxy statement. Discretionary authority is provided in the proxy as to any matters not specifically referred to therein.

The Board of Trustees is not aware of any other matters which are likely to be brought before the Annual Meeting. However, if any such matters properly come before the Annual Meeting, the persons named in the proxy are fully authorized to vote thereon in accordance with their judgment and discretion. Except where a different vote is required by any provision of law or the Declaration of Trust or Bylaws, a plurality of a quorum of the Shares necessary for the transaction of business at a shareholders' meeting will decide any question.

HOW TO SUBMIT A PROXY

Shareholders of record may complete, sign, and date the proxy card and return it in the prepaid envelope provided.

PROPOSAL 1
ELECTION OF COMMON/PREFERRED TRUSTEES

Six Common/Preferred Trustees are to be elected at the Annual Meeting to serve until their successors have been duly elected and qualified, subject to prior death, resignation, retirement, disqualification or removal from office and applicable law. Information about each such nominee is set forth in the table below. Five of the nominees are presently Trustees of the Fund.

It is the intention of the persons designated as proxies in the proxy card, unless otherwise directed therein, to vote at the Annual Meeting for the election of each of Robert Abeles, Jr., Ronald J. Arnault, Anita L. DeFrantz, Avedick B. Poladian, William E.B. Siart, and Jaynie Miller Studenmund as Common/Preferred Trustees of the Fund. Each such nominee has agreed to serve if elected at the Annual Meeting. If any such nominee is unable or unavailable to serve, the persons named in the proxies will vote the proxies for such other person as the Board of Trustees may recommend for the position of Common/Preferred Trustee.

Required Vote. The Common/Preferred Trustees of the Fund will be elected by a plurality vote of the Common Shares and the Preferred Shares voted together as a single class on the election of Common/Preferred Trustees at the Annual Meeting, in person or by proxy. The Trustees unanimously recommend that shareholders vote to elect each of Robert Abeles, Jr., Ronald J. Arnault, Anita L. DeFrantz, Avedick B. Poladian, William E.B. Siart, and Jaynie Miller Studenmund to the Board of Trustees as a Common/Preferred Trustee.

Information Regarding the Nominees and Trustees. Information about the nominees is set forth below. No nominee serves as an officer of the Fund. The address of each nominee is c/o the Fund at its principal business address (100 International Drive, Baltimore, Maryland 21202).

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee**	Other Directorships Held by Nominee	Common Shares of the Fund Beneficially Owned on March 1, 2013
INDEPENDENT NOMINEES AND TRUSTEES
Robert Abeles, Jr. Born 1945	Nominee	Initial election	Senior Vice President, Finance and Chief Financial Officer (2009-present) of University of Southern California; Director, Hanmi Financial Corporation and Hanmi Bank (2008-2009).	0	None	None
Ronald J. Arnault Born 1943	Trustee(1)(2)(3)	Served since 2002	Retired.	12	None	None

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee**	Other Directorships Held by Nominee	Common Shares of the Fund Beneficially Owned on March 1, 2013
Anita L. DeFrantz Born 1952	Trustee(1)(2)(3)	Served since 2002	President (1987-present) and Director (1990-present) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); President and Director of Kids in Sports (1994-present); Vice President, International Rowing Federation (1986-present); Member of the International Olympic Committee (1986-present).	12	OBN Holdings, Inc. (film, television and media company)	None
Avedick B. Poladian Born 1951	Trustee(1)(2)(3)	Served since 2007	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (2002-present); Partner, Arthur Andersen, LLP (1974-2002).	12	Occidental Petroleum Corporation, Public Storage	None
William E. B. Siart Born 1946	Trustee and Chairman(1)(2)(3)	Served since 2002	Trustee of The Getty Trust (2005-present); Chairman of Walt Disney Concert Hall, Inc. (1998-2006); Chairman of Excellent Education Development (2000-present).	12	None	None
Jaynie Miller Studenmund Born 1954	Trustee(1)(2)(3)	Served since 2004	Director of Orbitz Worldwide, Inc. (2007-present) (online travel company); Director of Pinnacle Entertainment, Inc. (2012-present) (gaming and hospitality company); Director of Core Logic, Inc. (2012-present) (information, analytics and business services). Formerly: Director of MarketTools, Inc. (2010-2012) (market research software provider); Director of eHarmony, Inc. (2005-2011) (online dating company).	12	Orbitz Worldwide (global on-line travel company); Pinnacle Entertainment, Inc. (gaming and hospitality company); Core Logic, Inc. (information, analytics and business services)	None

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee**	Other Directorships Held by Nominee	Common Shares of the Fund Beneficially Owned on March 1, 2013
INTERESTED NOMINEES AND TRUSTEES
Kenneth D. Fuller Born 1958(4)	Nominee(5)	Initial election	Director of Legg Mason & Co., LLC ("Legg Mason & Co.") (since 2013); Vice President of Legg Mason & Co. (since 2013); Vice President of T. Rowe Price Associates (1993-2009).	0	None	None
R. Jay Gerken Born 1951	Trustee and President and Chief Executive Officer(5)(6)	Served as a Trustee since 2006 and as President since 2007	Managing Director of Legg Mason & Co. (since 2005); Officer and Trustee/Director of 162 funds associated with Legg Mason Partners Fund Advisor LLC ("LMPFA") or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer of LMPFA (since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC and Citi Fund Management Inc. (formerly registered investment advisers) (2002-2005); formerly: Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (prior to 2005).	162	None	2,000
Ronald L. Olson Born 1941(4)	Trustee(7)	Served since 2005	Senior Partner, Munger, Tolles & Olson LLP (law partnership) (1968-present).	12	Edison International, City National Corporation (financial services company), The Washington Post Company and Berkshire Hathaway, Inc.	None

(1)  Member of the Audit Committee of the Board of Trustees.

(2)  Member of the Executive and Contracts Committee of the Board of Trustees.

(3)  Member of the Governance and Nominating Committee of the Board of Trustees.

(4)  To be elected by holders of the Preferred Shares only. See Proposal 2 below.

(5)  Each of Mr. Gerken and Mr. Fuller is an "interested person" (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund because of his positions with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of the Investment Adviser.

(6)  Mr. Gerken is not a nominee for election as Trustee and is expected to resign on or about May 22, 2013.

(7)  Mr. Olson is considered to be an "interested person" (as defined above) of the Fund because his law firm has provided legal services to the Investment Adviser.

*  Each of the Trustees of the Fund holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removal from office and applicable law.

**  Each current Trustee also serves as a Director of Western Asset Income Fund (closed-end investment company) and Western Asset Funds, Inc. (open-end investment company), which are considered part of the same Fund Complex as the Fund. The Investment Adviser serves as an investment adviser to Western Asset Income Fund and one or more series of Western Asset Funds, Inc. The Fund's subadvisers, Western Asset Management Company Limited ("Western London"), Western Asset Management Company Pte. Ltd. ("Western Singapore") and Western Asset Management Company Ltd. ("Western Japan") (each, a "Subadviser" and together, the "Subadvisers"), each also serve as adviser to one or more series of Western Asset Funds, Inc. Mr. Gerken serves as Director/Trustee of 162 funds associated with Legg Mason & Co. or its affiliates. Legg Mason & Co. is an affiliate of the Investment Adviser. Messrs. Abeles and Fuller are currently nominees to serve as Directors of Western Asset Income Fund. It is currently expected that Mr. Fuller is or will be a nominee to serve as Director/Trustee for up to 150 funds associated with Legg Mason & Co., LLC or its affiliates.

Additional Information Concerning the Board of Trustees

The Board believes that each Trustee's/Nominee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees/Nominees lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Trustees'/Nominees' ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Investment Adviser, the Subadvisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: his or her character and integrity; such person's length of service as a board member of the Fund; such person's willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee/Nominee other than Messrs. Gerken, Fuller and Olson, his or her status as not being an "interested person" (as defined in the 1940 Act) of the Fund (such Trustees or Nominees who are not interested persons of the Fund being referred to as the "Independent Trustees"); and, as to each of Mr. Gerken and Mr. Fuller, his status as a representative of Legg Mason, Inc. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee/Nominee: Mr. Abeles, business, accounting and finance expertise and experience as a chief financial officer, board member and/or executive officer of various businesses and other organizations; Mr. Arnault, business, accounting and finance expertise and experience as a chief financial officer, board member and/or executive officer of various businesses; Ms. DeFrantz, business expertise and experience as a president, board member and/or executive officer of various businesses and non-profit and other organizations; Mr. Poladian, business, finance and accounting expertise and experience as a board member of various businesses and/or as a partner of a multi-national accounting firm; Mr. Siart, business and finance expertise and experience as a president, chairman, chief executive officer and/or board member of various businesses and non-profit and other organizations; Ms. Studenmund, business and finance expertise and experience as a president, board member and/or chief operating officer of various businesses; Mr. Olson, business and legal expertise and experience as a senior partner of a law firm and/or board member of various businesses and non-profit and other organizations; Mr. Gerken, investment management experience as an executive and portfolio manager and leadership roles within Legg Mason, Inc.; and Mr. Fuller, investment management experience as an executive and portfolio manager and leadership roles within Legg Mason, Inc. References to the qualifications, attributes and skills of Trustees and Nominees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Trustee or Nominee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board is responsible for overseeing the management and operations of the Fund. William E.B. Siart serves as Chairman of the Board. Mr. Siart is an Independent Trustee. Independent Trustees constitute more than 70% of the Board. As described further below, the Board has three standing committees: the Audit Committee, the Executive and Contracts Committee and the Governance and Nominating Committee. Each of the Audit, Governance and Nominating and Executive and Contracts Committees is chaired by an Independent Trustee and is composed entirely of Independent Trustees. Where deemed appropriate, the Board constitutes ad hoc committees.

The Board has determined that its leadership structure is appropriate given the business and nature of the Fund. In connection with its determination, the Board considered that the Chairman of the Board is an Independent Trustee. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairman's independence facilitates meaningful dialogue between fund management and the Independent Trustees. The Board also considered that the chairperson of each Board committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees (e.g., each committee's chairperson works with the Investment Adviser and other service providers to set agendas for the meetings of the applicable Board committees). Through the committees the Independent Trustees consider and address important matters involving the Fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Fund has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management, including the Investment Adviser and Subadvisers. The Board reviews its structure on an annual basis.

As an integral part of its responsibility for oversight of the Fund in the interests of shareholders, the Board oversees risk management of the Fund's investment program and business affairs. The function of the Board with respect to risk management is one of oversight not active involvement in, or coordination of, day-to-day risk management activities for the Fund. The Board has emphasized to the fund's Investment Adviser and Subadvisers the importance of maintaining vigorous risk management. The Board exercises oversight of the risk management process primarily through the Audit Committee and Executive and Contracts Committee, and through oversight by the Board itself.

The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. Under the overall supervision of the Board or the applicable Committee, the Fund, the Investment Adviser, the Subadvisers, and the affiliates of the Investment Adviser and the Subadvisers, and other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Fund's and the Investment Adviser's CCO and the Investment Adviser's chief risk officer, as well as various personnel of other service providers such as the Fund's independent accountants, report to the Audit Committee, Executive and Contracts Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto. These reports and other similar reports received by the Trustees as to risk management matters are typically summaries of the relevant information. The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund's goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

Audit Committee. The Board of Trustees has established an Audit Committee composed solely of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Investment Adviser or Subadvisers, consisting of Messrs. Arnault, Poladian and Siart and Mses. DeFrantz and Studenmund. Each member of the Audit Committee is "independent," as independence for audit committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Common Shares of the Fund are listed and traded. The Audit Committee provides oversight with respect to the accounting and financial reporting policies and procedures of the Fund and, among other things, considers the selection of the independent registered public accounting firm for the Fund and the scope of the audit and approves services proposed to be performed by the independent registered public accounting firm on behalf of the Fund and, under certain circumstances, the Investment Adviser, Subadvisers and certain affiliates. The Trustees have adopted a written charter for the Audit Committee, a copy of which is attached as Appendix A to the Fund's Proxy Statement dated April 13, 2011.

The Audit Committee of the Fund has submitted the following report:

The Audit Committee has reviewed and discussed with management of the Fund the audited financial statements for the last fiscal year. The Audit Committee has discussed with the Fund's independent registered public accounting firm the matters required to be discussed by Statements on Auditing Standards No. 114 ("SAS No. 114," which supersedes SAS No. 61). SAS No. 114 requires the independent registered public accounting firm to communicate to the Audit Committee matters including, if applicable: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent registered public accounting firm's conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit Committee has received the written disclosures and the letter from the Fund's independent registered public accounting firm required by Public Company Accounting Oversight Board Rule 3526 (requiring the independent registered public accounting firm to make written disclosures to and discuss with the Audit Committee various matters relating to its independence), and has discussed with such independent registered public accounting firm its independence.

Based on the foregoing review and discussions, the Audit Committee recommended to the Trustees the inclusion of the audited financial statements for the last fiscal year in the Fund's annual report to shareholders.

Ronald J. Arnault (Chairman)
Anita L. DeFrantz
Avedick B. Poladian
William E. B. Siart
Jaynie Miller Studenmund

Governance and Nominating Committee. The Board of Trustees has established a Governance and Nominating Committee composed solely of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Investment Adviser or Subadvisers, consisting of Mses. DeFrantz and Studenmund and Messrs. Arnault, Poladian and Siart. The Governance and Nominating Committee meets to select nominees for election as Trustees of the Fund, to review and make recommendations to the Board with respect to Trustee compensation, and consider other matters of Board policy. The Trustees have adopted a written charter for the Governance and Nominating Committee, a current copy of which is attached as Appendix A to the Fund's Proxy Statement dated April 26, 2012. The Fund does not currently maintain a website on which the charter is available.

The Governance and Nominating Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Trustee. The Governance and Nominating Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board of Trustees, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (vi) overall diversity of the Board's composition.

Although the Governance and Nominating Committee does not have a formal policy with regard to the consideration of diversity in identifying Trustee nominees, as a matter of practice the Committee typically considers the overall diversity of the Board's composition when identifying nominees. Specifically, the Governance and Nominating Committee considers the diversity of skill sets desired among the Board members in light of the Fund's characteristics and circumstances and how those skill sets might complement each other. The Governance and Nominating Committee also takes into account the personal background of current and prospective Trustees in considering the composition of the Board. In addition, as part of its annual self-evaluation, the Trustees have an opportunity to consider the diversity of the Board, both in terms of skill sets and personal background, and any observations made by the Board during the self-evaluation inform the Governance and Nominating Committee in its decision making process.

The Governance and Nominating Committee may consider candidates for Trustee recommended by the Fund's current Trustees, officers, Investment Adviser or Subadvisers, shareholders or any other source deemed to be appropriate by the Governance and Nominating Committee. Candidates properly submitted by shareholders (as described below) will be considered and evaluated on the same basis as candidates recommended by other sources.

The policy of the Governance and Nominating Committee is to consider nominees recommended by shareholders to serve as Trustee, provided that any such recommendation is submitted in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund, not less than one hundred and twenty calendar days nor more than one hundred and thirty-five calendar days prior to the date of the meeting at which the nominee would be elected and that such shareholder recommendation contains the information about such nominee required by the Fund's procedures for shareholders to submit nominee candidates, which are a part of the Governance and Nominating Committee's Charter. The Governance and Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person so recommended and considered by the Governance and Nominating Committee will be nominated for election to the Fund's Board of Trustees.

Executive and Contracts Committee. The Board of Trustees has established an Executive and Contracts Committee consisting of Messrs. Siart, Arnault, Poladian and Mses. DeFrantz and Studenmund. The Executive and Contracts Committee may meet from time to time between Board meetings in order to consider appropriate matters and to review the various contractual arrangements between the Fund and its affiliated persons.

Meetings. During 2012, the Board of Trustees held five meetings, the Audit Committee held five meetings, the Governance and Nominating Committee held two meetings and the Executive and Contracts Committee held three meetings. Each Trustee attended at least 75% of the aggregate number of meetings of the Board of Trustees and the committees of the Board of Trustees on which he or she served.

Although the Fund's policies do not require the Trustees to attend the Fund's annual shareholder meetings, annual meetings are generally held in connection with regularly scheduled meetings of the Board of Trustees. Each current Trustee attended the Fund's annual shareholder meeting held in May 2012.

Shareholder Communications. The Board of Trustees has adopted a process for shareholders to send communications to the Board of Trustees. Shareholders may mail written communications to the attention of the Board of Trustees, care of the Fund's Secretary, at the principal executive offices of the Fund. The written communication must include the shareholder's name, be signed by the shareholder, refer to the Fund, and include the class and number of shares held by the shareholder as of a recent date. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which shareholder communications will be relayed to the Board.

Trustee Holdings. The following table states the dollar range of equity securities beneficially owned as of March 1, 2013 by each nominee in the Fund and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the nominee in the same "family of investment companies." As of March 1, 2013, all Trustees and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund on such date.

Name of Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Nominee in Family of Investment Companies[1]
INDEPENDENT NOMINEES AND TRUSTEES
Robert Abeles, Jr.	None	None
Ronald J. Arnault	None	$10,001-$50,000
Anita L. DeFrantz	None	$10,001-$50,000
Avedick B. Poladian	None	None
William E. B. Siart	None	$50,001-$100,00
Jaynie Miller Studenmund	None	None
INTERESTED NOMINEES AND TRUSTEES
Kenneth D. Fuller	None	$50,001-$100,000
R. Jay Gerken	$10,001-$50,000	Over $100,000
Ronald L. Olson	None	Over $100,000

(1)  "Family of investment companies" for these purposes includes Western Asset Premier Bond Fund, Western Asset Income Fund (closed-end investment company) and the portfolios of Western Asset Funds, Inc. (open-end investment company).

Trustee Compensation. Each Trustee of the Fund who is not an "interested person" (as defined in the 1940 Act) of the Fund, the Investment Adviser or the Subadvisers receives an aggregate fee of $75,000 annually for serving on the combined Boards of Directors/Trustees of the Fund, Western Asset Funds, Inc. and Western Asset Income Fund. Each Trustee also receives a fee of $7,500 and related expenses for each meeting of the Boards or of a committee attended in-person and a fee of $2,500 for participating in each telephonic meeting. The Chairman of the Board and the Chairman of the Audit Committee receive an additional $30,000 per year and $25,000 per year, respectively, for serving in such capacities for the combined Boards. Each member of the Audit Committee receives a fee of $6,000 for serving as a member of the Audit Committee for the combined Boards. Other committee members receive $3,000 for serving as a member of each committee upon which they serve for the combined Boards. All such fees are allocated among the Fund, Western Asset Funds, Inc. and Western Asset Income Fund according to each such investment company's average annual net assets. Additionally, Mr. Olson receives from the Investment Adviser an aggregate fee of $75,000 annually for serving on the combined Boards of Directors/Trustees of the Fund, Western Asset Funds, Inc. and Western Asset Income Fund, as well as a fee of $7,500 and related expenses for each meeting of the combined Boards attended in-person and a fee of $2,500 for participating in each telephonic meeting.

For the fiscal year ended December 31, 2012, the Trustees received the compensation set forth in the following table for serving as Trustees of the Fund and as Directors of other funds in the same "Fund Complex."

Name of Nominee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund's Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and its Fund Complex Paid to Trustees(1)
INDEPENDENT TRUSTEES
Ronald J. Arnault	$1,486	$0	$0	$159,500
Anita L. DeFrantz	$1,241	$0	$0	$134,500
Avedick B. Poladian	$1,241	$0	$0	$134,500
William E. B. Siart	$1,534	$0	$0	$164,500
Jaynie Miller Studenmund	$1,241	$0	$0	$134,500
INTERESTED TRUSTEES
R. Jay Gerken	$0	$0	$0	$0
Ronald L. Olson	$0	$0	$0	$0

(1)  Includes amounts received in 2012 from the Fund and from Western Asset Income Fund and Western Asset Funds, Inc., which are considered part of the same Fund Complex as the Fund.

During 2012, the Fund paid no remuneration to its officers, all of whom were also officers or employees of the Investment Adviser or one of its affiliates.

PROPOSAL 2
ELECTION OF PREFERRED TRUSTEES

Two Preferred Trustees are to be elected at the Annual Meeting to serve until their successors have been duly elected and qualified, subject to prior death, resignation, retirement, disqualification or removal from office and applicable law. Each such nominee is presently a Trustee of the Fund. The two current Preferred Trustees are Mr. Olson and Mr. Gerken.

It is the intention of the persons designated as proxies in the proxy card, unless otherwise directed therein, to vote at the Annual Meeting for the election of each of Ronald L. Olson and Kenneth D. Fuller as Preferred Trustees of the Fund. Information about each such nominee is set forth in the table above in Proposal 1. Each such nominee has agreed to serve if elected at the Annual Meeting. If either of Messrs. Olson or Fuller is unable or unavailable to serve, the persons named in the proxies will vote the proxies for such other person as the Board of Trustees may recommend for the position of Preferred Trustee.

BOARD CONTINUING CONSIDERATION OF IMPACT
OF PREFERRED SHARES ON THE FUND AND SHAREHOLDERS

The Fund has $72 million, par value, Preferred Shares outstanding. Since mid-February 2008, auctions for the Preferred Shares have consistently "failed" because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction, reducing liquidity in the Preferred Shares and the ability of shareholders to sell Preferred Shares at or near par value. On May 22, 2008, the Fund announced plans that, had they been consummated, would have allowed the Fund to restructure its leverage and provide liquidity to holders of its Preferred Shares on terms and conditions management and the Board of the Fund believed were in the best interests of the Fund. On September 29, 2008, the Fund announced that unprecedented turbulent conditions in the fixed-income market, and financial markets in general, had led it to re-evaluate the timing of the refinancing of the Preferred Shares.

In light of the impact these events have had on holders of the Preferred Shares and in light of the important role that leverage (in the form of the Preferred Shares) has played in the Fund's efforts to meet its investment objective, the Trustees have periodically evaluated the impact of the Preferred Shares on the Fund, whether to restructure the Fund's leverage and whether to provide liquidity to holders of the Fund's Preferred Shares.

In connection with these evaluations, the Board reviews information from Fund management regarding developments affecting the Preferred Shares and/or the Fund, including, among others, periodic updates regarding historic, current and anticipated interest rates affecting the Preferred Shares; historic, current and anticipated dividend rates paid on the Preferred Shares; the performance of the Fund based on net asset value and its market price; the anticipated benefits and costs to the Fund of using one or more types of investment leverage other than the Preferred Shares; and alternatives for providing liquidity to holders of the Preferred Shares.

Required Vote. The Preferred Trustees of the Fund will be elected by a plurality vote of the Preferred Shares, voting as a separate class, voted on their election at the Annual Meeting, in person or by proxy. The Trustees unanimously recommend that shareholders vote to elect each of Messrs. Olson and Fuller as a Preferred Trustee.

INFORMATION CONCERNING THE INVESTMENT
ADVISER AND SUBADVISERS AND THE FUND'S OFFICERS

The Investment Adviser and the Subadvisers are subsidiaries of Legg Mason, Inc., a holding company which, through its subsidiaries, is engaged in providing investment advisory services to individuals and institutions. The address of Legg Mason, Inc. is 100 International Drive, Baltimore, Maryland 21202. The Investment Adviser's address is 385 East Colorado Boulevard, Pasadena, California 91101. Western London's address is 10 Exchange Square, London, England EC2A2EN. Western Singapore's address is 1 George Street #23-01, Singapore 049145. Western Japan's address is 36F Shin-Marunouchi Building, 5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo

100-6536, Japan. An affiliate of the Investment Adviser, LMPFA, 620 Eighth Avenue, New York, NY 10018, provides administrative services to the Fund.

Information regarding the executive officers of the Fund and their ownership of Shares, is set forth below, except that information regarding Mr. Gerken, the President of the Fund and a Trustee, is provided in the table above with the Nominees and Trustees. Unless otherwise noted, the address of each officer is c/o the Fund at the address listed above.

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupations During the Past 5 Years	Common Shares of the Fund Beneficially Owned on March 1, 2013
Richard F. Sennett Born 1970	Principal Financial Officer	Served since 2011

Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.'s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC's Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within SEC's Division of Investment Management (2002 to 2007).

None
Erin K. Morris Born 1966	Treasurer	Served since 2006

Vice President and Manager, Global Fiduciary Platform, Legg Mason & Co. (2005-present); Assistant Vice President and Manager, Fund Accounting, Legg Mason Wood Walker, Incorporated (2002-2005); Treasurer, Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund (2006-present), Western Asset/Claymore Inflation-Linked Securities & Income Fund and Western Asset/Claymore Inflation- Linked Opportunities & Income Fund (2010-present); Assistant Treasurer Legg Mason Partners Fund Complex (2007-present); Formerly Assistant Treasurer, Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund (2001-2006),Western Asset/Claymore Inflation-Linked Securities & Income Fund (2003-2009) and Western Asset/Claymore Inflation- Linked Opportunities & Income Fund (2004-2009).

None

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupations During the Past 5 Years	Common Shares of the Fund Beneficially Owned on March 1, 2013
Todd F. Kuehl Born 1969	Chief Compliance Officer	Served since 2007

Managing Director, Legg Mason & Co. (2006-present); Chief Compliance Officer of Legg Mason Private Portfolio Group (2009-present); Chief Compliance Officer of Western Asset/Claymore Inflation-Linked Securities & Income Fund, Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, Western Asset Income Fund, Western Asset Premier Bond Fund and Western Asset Funds, Inc. (2007-present) and Barrett Growth Fund and Barrett Opportunity Fund (2006-2008); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002-2006).

None
Robert I. Frenkel Born 1954 300 First Stamford Place 4th Floor Stamford, CT 06902	Secretary	Served since 2009

Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).

None

(1)  Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.

SHAREHOLDER PROPOSALS FOR 2014 ANNUAL MEETING

Proposals that shareholders wish to present to the 2014 Annual Meeting and to have included in the Fund's proxy materials relating to such meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), must be delivered to the Secretary of the Fund by December 23, 2013 (i.e., at least 120 days before April 22, 2014).

Shareholders who wish to make a proposal at the 2014 Annual Meeting — other than one that will be included in the Fund's proxy materials and that does not propose one or more nominees for election as Trustees or propose to fix the number of Trustees — should notify the Fund by March 8, 2014 (i.e., at least 45 days before April 22, 2014). Shareholders who wish to propose one or more nominees for election as Trustees, or to make a proposal fixing the number of Trustees, at the 2014 annual meeting must provide written notice to the Fund (including all required information) so that such notice is received in good order by the Fund neither earlier than February 21, 2014 nor later than March 23, 2014 (i.e., neither more than 90 days prior to May 22, 2014 nor less than 60 days prior to May 22, 2014).

The proper submission of a shareholder proposal does not guarantee that it will be included in the Fund's proxy materials or presented at a shareholder meeting. Shareholder proposals are subject to the requirements of applicable law and the Fund's Declaration of Trust and Bylaws.

SHARE OWNERSHIP INFORMATION

As of March 1, 2013, all Trustees, nominees for Trustee and officers of the Fund as a group beneficially owned less than 1% of the outstanding Shares of the Fund on such date. As of the Record Date, Cede & Co., as nominee for participants in The Depository Trust Company, held of record 11,845,744 Common Shares (representing approximately 99.67% of the outstanding Common Shares) and all 2,880 outstanding Preferred Shares. Cede & Co.'s address is 55 Water Street, 25th Floor, New York, New York 10041-0001. As of the Record Date, the persons shown in the table below owned, to the knowledge of the Fund, beneficially more than five percent of the class of the outstanding Shares.

Shareholder Name and Address	Share Holdings		Percentage Owned
PREFERRED SHARES(1)
Citigroup Global Markets Inc. ("CGM"),
Citigroup Global Markets Holdings Inc. ("CGM Holdings"),
Citigroup Financial Products Inc. ("CFP")
388 Greenwich Street, New York, NY 10013
and
Citigroup Inc. ("Citigroup")
399 Park Avenue, New York, NY 10043(3)
Bank of America Corporation
101 South Tryon Street, Charlotte, North Carolina 28255	227(2) 1,969(5)	(includes amounts shown below for Bank of America, N.A. and Blue Ridge Investments LLC)	7.9% 68.4%	(includes amounts shown below for Bank of America, N.A. and Blue Ridge Investments LLC)
Bank of America, N.A. 101 South Tryon Street, Charlotte, North Carolina 28255 Blue Ridge Investments, LLC 214 North Tryon Street, Charlotte, North Carolina 28255(5)	45(2) 1,924(2)		1.6% 66.8%
COMMON SHARES
Sit Investment Associates, Inc.
3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402(6)
First Trust Portfolios L.P., First Trust Advisors L.P. and
The Charger Corporation
120 East Liberty Drive, Suite 400, Wheaton, IL 60187(8)	372,500(4) 420,212(7)		3.1% 3.5%

(1)  The number of shares reported represents combined holdings in multiple series of auction rate preferred securities of the Fund, which are treated in the Schedule 13G as one class of securities in accordance with the Securities and Exchange Commission's Auction Rate Securities — Global Exemptive Relief no-action letter issued on September 22, 2008.

(2)  Shares are held with shared voting power and shared dispositive power.

(3)  Based on information obtained from a Schedule 13G filed with the Securities and Exchange Commission on February 3, 2010 and the number of shares outstanding as of the Record Date. CFP is the sole stockholder of CGM. CGM Holdings is the sole stockholder of CFP. Citigroup is the sole stockholder of CGM Holdings.

(4)  Shares are held with sole voting power and sole dispositive power.

(5)  Shares are held with shared voting power and shared dispositive power and include the holdings of affiliated companies, Bank of America, N.A., and Blue Ridge Investments, LLC, as reported in the joint Schedule 13G filed by the parties and by Bank of America Corporation on January 11, 2011.

(6)  Based on information obtained from a Schedule 13G filed with the Securities and Exchange Commission on January 15, 2010 and the number of shares outstanding as of the Record Date. Sit Investment Associates, Inc. is the investment advisor for twelve mutual funds, on whose behalf it holds the shares reported.

(7)  Shares are held with shared dispositive power and without voting power. Shares are voted by the trustee of such unit investment trusts so as to insure that the shares are voted as closely as possible in the same manner and in the same general proportion as are the shares held by owners other than such unit investment trusts. See footnote 8 below.

(8)  Based on information obtained from a Schedule 13G/A filed with the Securities and Exchange Commission on February 1, 2012 and the number of shares outstanding as of the Record Date. First Trust Portfolios L.P. is the sponsor of several unit investment trusts which hold common shares of the Fund. No unit investment trust sponsored by First Trust Portfolios L.P. holds 3% or more of the Fund's common shares. First Trust Advisors L.P. is an affiliate of First Trust Portfolios L.P. and acts as portfolio supervisor of the unit investment trusts which hold common shares of the Fund. The Charger Corporation is the general partner of both First Trust Portfolios L.P. and First Trust Advisors L.P.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require the Fund's officers and Trustees, the Investment Adviser, the Subadvisers, certain affiliates of the Investment Adviser or Subadvisers, and persons who beneficially own more than ten percent of a registered class of the Fund's equity securities, among others, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. These persons are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Fund believes that, during 2012, all such filing requirements were met with respect to the Fund.

ANNUAL REPORT TO SHAREHOLDERS

The Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2012 contains financial and other information pertaining to the Fund. The Fund will furnish without charge to each person whose proxy is being solicited, upon request of such person, a copy of the Annual Report to Shareholders. Requests for copies of the Annual Report to Shareholders should be directed to Western Asset Premier Bond Fund, Attention: Investor Relations, 385 E. Colorado Boulevard, Pasadena, California 91101 or you may call 866-290-4386.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Trustees has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2013, and the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund, has unanimously ratified such selection. PricewaterhouseCoopers LLP's service is subject to termination by a majority of the outstanding Shares of the Fund. Representatives of PricewaterhouseCoopers LLP are not currently expected to attend the meeting.

The following table presents fees billed in each of the last two fiscal years for services rendered to the Fund by PricewaterhouseCoopers LLP:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
December 31, 2011	$56,629	$0	$4,100	$0
December 31, 2012	$50,264	$0	$4,200	$1,756

"Audit Fees" represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the Fund's annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

"Audit-Related Fees" represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Fund's annual financial statements for those years, including interim audit security pricing and review of the rating agency compliance testing for the Fund's Preferred Shares.

"Tax Fees" represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including preparation of federal and state income tax returns and preparation of excise tax returns.

"All Other Fees" represents fees, if any, billed for other products and services rendered by PricewaterhouseCoopers LLP to the Fund for the last two fiscal years.

For the fiscal years ended December 31, 2011 and December 31, 2012, PricewaterhouseCoopers LLP billed aggregate non-audit fees in the amounts of $252,725 and $300,553, respectively, to the Fund, the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund.

Pre-Approval Policies of the Audit Committee. The Audit Committee has determined that all work performed for the Fund by PricewaterhouseCoopers LLP will be pre-approved by the full Audit Committee and, therefore, has not adopted pre-approval procedures. PricewaterhouseCoopers LLP did not bill any fees for nonaudit performed for the Investment Adviser, and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund, that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Fund's fiscal years ended December 31, 2011 or December 31, 2012. No "Audit-Related Fees," "Tax Fees" and "Other Fees" set forth in the table above were waived pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

The Audit Committee has considered whether the provision of the non-audit services rendered by PricewaterhouseCoopers LLP to the Investment Adviser and any Service Affiliate that were not required to be preapproved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

ADJOURNMENT

In the absence of a quorum at the Annual Meeting with respect to one or more proposals, or (even if a quorum is so present) if sufficient votes in favor of a proposal set forth in the Notice of Annual Meeting are not received by the time scheduled for the Annual Meeting, the Chairman of the Annual Meeting or persons named as proxies may propose one or more adjournments of the Annual Meeting to a date after the date set for the original Annual Meeting, with no other notice than announcement at the Annual Meeting, to permit further solicitation of proxies with respect to such proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on a proposal, the Chairman of the Annual Meeting or the persons named as proxies may propose one or more adjournments of the Annual Meeting with respect to such proposal for a reasonable time. Any adjournment(s) put to a shareholder vote with respect to a proposal will require the affirmative vote of a plurality of the Shares of the Fund entitled to vote thereon present in person or represented by proxy at the session of the Annual Meeting to be adjourned. It is the intention of the persons designated in the enclosed proxy to vote in accordance with their best judgment on any adjournment(s) put to a shareholder vote with respect to one or more proposals. The Chairman of the Annual Meeting may also adjourn the Annual Meeting in his or her discretion, without a shareholder vote. The costs of any additional solicitation and of any adjourned session will be borne by the Fund. Any proposals for which sufficient favorable votes have been received by the time of the Annual Meeting may be acted upon and, if so, such action will be final regardless of whether the Annual Meeting is adjourned to permit additional solicitation with respect to any other proposal. At any such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.

OTHER BUSINESS

The Fund is not aware of any other matters to be presented for action at the Annual Meeting. However, if any such other matters are properly presented, it is the intention of the persons designated in the enclosed proxy to vote in accordance with their best judgment.

By Order of the Board of Trustees

Robert I. Frenkel,
Secretary

April 17, 2013

PROXY TABULATOR
P.O. BOX 859232	Vote this proxy card TODAY!
BRAINTREE, MA 02185-9232	Your prompt response will save the expense
of additional mailings.

LOG-ON:	Vote on the internet at www.kingproxy.com/leggmason and follow the on-screen instructions.

CALL:	To vote by phone call toll-free 1-800-359-5559 and follow the recorded instructions.

MAIL:	Return the signed proxy card in the enclosed envelope.

WESTERN ASSET PREMIER BOND FUND

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Charles A. Ruys de Perez, Erin K. Morris, and Richard Wachterman and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all common shares of beneficial interest of the Western Asset Premier Bond Fund (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held in the Board Room, Fifth Floor, 385 E. Colorado Boulevard, Pasadena, California on May 22, 2013, at 8:30 a.m., Pacific Time and at any adjournments or postponements thereof (the “Meeting”). The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying proxy statement and hereby instructs said attorneys and proxies to vote said shares indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as trustee.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED
ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET	Dated

Signature(s) (Title(s), if applicable)	(Sign in the Box)

Note: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

LFM16-120-PXC-Front COM1.01

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. Example:

The Board of Trustees recommends a vote “FOR” the following proposal:
		FOR all nominees listed (except as noted on the line at left) ☐	WITHHOLD authority to vote for all nominees ☐
1.	Election of Common/Preferred Trustees (01) Robert Abeles, Jr. (04) Avedick B. Poladian (02) Ronald J. Arnault (05) William E. B. Siart (03) Anita L. DeFrantz (06) Jaynie Miller Studenmund

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)

PLEASE SIGN ON REVERSE SIDE	LMF16-120-PXC-Back COM 1.01

PROXY TABULATOR
P.O. BOX 859232	Vote this proxy card TODAY!
BRAINTREE, MA 02185-9232	Your prompt response will save the expense
of additional mailings.

LOG-ON:	Vote on the internet at www.kingproxy.com/leggmason and follow the on-screen instructions.

CALL:	To vote by phone call toll-free 1-800-359-5559 and follow the recorded instructions.

MAIL:	Return the signed proxy card in the enclosed envelope.

WESTERN ASSET PREMIER BOND FUND

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Charles A. Ruys de Perez, Erin K. Morris, and Richard Wachterman and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all preferred shares of beneficial interest of the Western Asset Premier Bond Fund (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held in the Board Room, Fifth Floor, 385 E. Colorado Boulevard, Pasadena, California on May 22, 2013, at 8:30 a.m., Pacific Time and at any adjournments or postponements thereof (the “Meeting”). The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying proxy statement and hereby instructs said attorneys and proxies to vote said shares indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as trustee.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED
ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET	Dated

Signature(s) (Title(s), if applicable)	(Sign in the Box)

Note: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

LFM16-130-PXC-Front PFD 1.01

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. Example:

The Board of Trustees recommends a vote “FOR” the following proposals:
		FOR all nominees listed (except as noted on the line at left) ☐	WITHHOLD authority to vote for all nominees ☐
1.	Election of Common/Preferred Trustees (01) Robert Abeles, Jr. (04) Avedick B. Poladian (02) Ronald J. Arnault (05) William E. B. Siart (03) Anita L. DeFrantz (06) Jaynie Miller Studenmund

2.	Election of Preferred Trustees (01) Kenneth D. Fuller (02) Ronald L. Olson	FOR all nominees listed (except as noted on the line at left) ☐	WITHHOLD authority to vote for all nominees ☐

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)

PLEASE SIGN ON REVERSE SIDE	LMF16-130-PXC-Back PFD 1.01